Intangible assets	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Intangible assets
13. Intangible assets

Acquired development programs
£’000s
Cost
At January 1, 2020	45,527

Disposals	(13,386)
Currency translation effects	864

At December 31, 2020	33,005
At December 31, 2021	33,005

Revisions to estimated value
At January 1, 2020	(1,071)

Revisions to estimated value	(286)

At December 31, 2020	(1,357)

Revisions to estimated value	2,373
Out-license of intangible asset	(9,457)

At December 31, 2021	(8,441)

Net book value
At January 1, 2020	44,456
At December 31, 2020	31,648

At December 31, 2021	24,564

The Company’s strategy is to acquire and develop clinical-stage development programs for the treatment of oncology and rare diseases.
On January 25, 2021, the Company’s license and collaboration agreement with Ultragenyx for the development and commercialization of setrusumab for OI became effective. Under the terms of the agreement, the Company received an upfront payment of £36.5 million ($50 million). Additionally, the Company will be eligible to receive up to $254 million in future milestones and royalties. The license and collaboration agreement grants Ultragenyx an exclusive license to develop and commercialize setrusumab in the US and rest of the world, excluding Europe where the Company retains commercial rights. As a result, intangible assets with a carrying value of £9.5 million were derecognized and recorded within “Cost of revenue” in the Company’s consolidated statement of comprehensive income/(loss).
In October 2017, the Company acquired the exclusive license for alvelestat and included the option to acquire certain assets from AstraZeneca AB (“AstraZeneca”). On that date the fair value of alvelestat was measured at £7.2 million, which consisted of upfront cash and equity payments as well as deferred cash and equity consideration. The provision for deferred cash consideration is re-measured
to fair value at each balance sheet date and recognized as an increase to, or reduction of, the intangible asset. During the year, the provision for deferred cash consideration has increased by £2.4 million (2020: decrease of £0.3 million) due to changes in timelines and the probability of contractual milestones being achieved. Refer to Note 18 and Note 24 for additional information.
During the year the Company did not revise the value of any other intangible assets. As the intangible assets remain under development, no amortization charge has been recognized (2020: £nil).
On April 23, 2019, the Company acquired an intangible asset of £12.7 million following the acquisition of Mereo BioPharma 5, Inc. The intangible asset represented the intellectual property associated with etigilimab and navicixizumab, among others, for which the fair value at acquisition was fully attributed to navicixizumab. On January 13, 2020, the Company entered into a license agreement with OncXerna under which an exclusive worldwide license was granted in respect of intellectual property rights for the development and commercialization of navicixizumab. Under the terms of the license agreement, the Company received an upfront gross payment of £3.1 million ($4 million), and derecognized the associated intangible asset, recording a loss on disposal of £10.9 million.